Filed Pursuant to Rule 497
Registration No. 333-193241

Supplement No. 8 dated January 29, 2015
to
Prospectus dated July 1, 2014

This supplement contains information which amends, supplements or modifies certain information contained in the prospectus of Business Development Corporation of America, which we refer to as the Company, our, us or we, dated July 1, 2014, or the Prospectus, as supplemented by Supplement No. 7 dated January 5, 2015, Supplement No. 6 dated December 19, 2015, Supplement No. 5 dated December 18, 2014, Supplement No. 4 dated December 5, 2014, Supplement No. 3 dated November 21, 2014, Supplement No. 2 dated November 6, 2014 and Supplement No. 1 dated September 9, 2014. Terms not defined herein shall have the meanings ascribed to them in the Prospectus.

You should carefully consider the “Risk Factors” beginning on page 33 of the Prospectus before you decide to invest.

PROSPECTUS UPDATES

On January 22, 2015, Grant Thornton LLP (“Grant Thornton”) resigned as the independent registered public accounting firm. Grant Thornton’s resignation was accepted by our audit committee. Accordingly, the disclosure in the Prospectus is revised as follows:

Change in Independent Registered Public Accounting Firm

•	The following disclosure is hereby inserted as a new section following the section entitled “Independent Registered Public Accounting Firm” on page 158 of the Prospectus.

“Change in Independent Registered Public Accounting Firm

On January 22, 2015, Grant Thornton LLP, or Grant Thornton, resigned as our independent registered public accounting firm. Grant Thornton’s resignation was accepted by our audit committee.

Grant Thornton’s audit reports on our consolidated financial statements for the fiscal years ended December 31, 2012 and 2013 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During our two most recent fiscal years and the subsequent interim period from January 1, 2015 through January 22, 2015, (i) there were no disagreements between us and Grant Thornton on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton, would have caused Grant Thornton to make reference to the subject matter of the disagreement in its report on our consolidated financial statements, and (ii) there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company is presently in discussions with several accounting firms to replace Grant Thornton as its independent registered public accounting firm for the fiscal year ended December 31, 2014.”